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                                                                   EXHIBIT 23(1)

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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-54064, 33-54066, 33-54096, 33-57746, 33-57748, 33-86654 and 33-20801 of
Layne Christensen Company on Form S-8 of our report dated March 7, 1997, appearing in this Annual Report on Form 10-K of Layne Christensen Company for the year ended January 31, 1997.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Kansas City, Missouri
April 22, 1997

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